SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[X]      Soliciting Material Under Rule 14a-12

                         THE ADVISORS' INNER CIRCLE FUND
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         4) Date Filed:


The following are copies of press releases issued on February 15, 2007 on behalf of Synovus Investment Advisors, Inc., the investment adviser of the Synovus Large Cap Core Equity Fund, the Synovus Mid Cap Value Fund, the Synovus Intermediate-Term Bond Fund and the Synovus Georgia Municipal Bond Fund.

REORGANIZATION OF SYNOVUS FUNDS WITH AND INTO SENTINEL FUNDS



February 15, 2007

At Synovus, we offer a broad array of investment choices available from many leading managers, including our own specialists as well as carefully selected strategic partners. We call this open access, often referred to as open architecture. This investment strategy is important to us, and our customers' best interest is always paramount.

The Board of Trustees of the Trust that includes the Synovus Funds has proposed reorganization of the Synovus Funds with and into a separate series of Sentinel Funds. The party designated to vote proxies for the account will receive a proxy by mail to vote regarding this transaction for each fund held in the account.

Voting will take place at a Special Meeting of Shareholders on March 15, 2007, or by proxy. If approved, the reorganization will take effect shortly after the Shareholders' Meeting. For more information, please see the enclosed supplement to the Synovus Funds prospectus that has been filed with the Securities Exchange Commission. This notice does not require any action by you, but please direct any questions to the account's Relationship Manager.

Thank you,

/s/
George G. Flowers
-----------------
George G. Flowers
President
Synovus Trust Company, N.A.

For more complete information about the Synovus Funds, please call 1-866-330-1111. For more complete information about the Sentinel Funds, please visit www.sentinelfunds.com. You should consider a fund's investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the funds' prospectuses, which you should read carefully before investing.

Past performance is no guarantee of future results. Mutual funds are subject to risks and fluctuate in value. SEI Investments Distribution Co. is the distributor of Synovus Funds. Sentinel Financial Services Company is the distributor of Sentinel Funds.

This notice contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include Synovus' expectation that the transaction will take place in the first quarter of 2007. Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those contemplated by such forward-looking statements. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a results of new information, future developments or otherwise.

Please note that this is not intended to be a solicitation for proxy. The Sentinel Funds will file a related Proxy Statement/Prospectus with the Securities and Exchange Commission ("SEC"). All shareholders are advised to read the Proxy Statement/Prospectus in its entirety when it becomes available, because it will contain important information regarding the proposed reorganizations and related matters, the person soliciting proxies in connection with the proposals and the interests of these persons in the proposals. The Proxy Statement/Prospectus will be mailed to record date shareholders after it is effective. Shareholders may obtain a free copy of the Proxy Statement/Prospectus and other documents filed with the SEC at the SEC's website at www.sec.gov. In addition to the Proxy Statement/Prospectus, the Synovus Funds and Sentinel Funds file annual, quarterly and special reports and other information with the SEC. You may read and copy such filings at the SEC's Public Reference Rooms at 100 F. Street, N.E., Washington, D.C. 20549 and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279 and in Chicago at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. These SEC filings are also available on the SEC's website at www.sec.gov.

Proxies will be solicited in favor of the proposal by trustees of the trust that includes the Synovus Funds. Any direct or indirect interest of the participants in the solicitation will be described in the Proxy/Statement/Prospectus.

REORGANIZATION OF SYNOVUS FUNDS WITH AND INTO SENTINEL FUNDS



February 15, 2007

At Synovus, we offer a broad array of investment choices available from many leading managers, including our own specialists as well as carefully selected strategic partners. We call this open access, often referred to as open architecture. This investment strategy is important to us, and our customers' best interest is always paramount.

The Board of Trustees of the Trust that includes the Synovus Funds has proposed reorganization of the Synovus Funds with and into a separate series of Sentinel Funds and recommends a vote in favor of reorganization for each fund held in the account. Synovus Trust Company, N.A. has sole authority to vote proxies for the account, and an independent third party, Fiduciary Counselors, Inc. of Washington, DC, will vote the proxy.

Voting will take place at a Special Meeting of Shareholders on March 15, 2007, or by proxy. If approved, the reorganization will take effect shortly after the Shareholders' Meeting. For more information, please see the enclosed supplement to the Synovus Funds prospectus that has been filed with the Securities Exchange Commission. This notice does not require any action by you, but please direct any questions to the account's Relationship Manager.

Thank you,

/s/
George G. Flowers
-----------------
George G. Flowers
President
Synovus Trust Company, N.A.

For more complete information about the Synovus Funds, please call 1-866-330-1111. For more complete information about the Sentinel Funds, please visit www.sentinelfunds.com. You should consider a fund's investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the funds' prospectuses, which you should read carefully before investing.

Past performance is no guarantee of future results. Mutual funds are subject to risks and fluctuate in value. SEI Investments Distribution Co. is the distributor of Synovus Funds. Sentinel Financial Services Company is the distributor of Sentinel Funds.

This notice contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include Synovus' expectation that the transaction will take place in the first quarter of 2007. Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those contemplated by such forward-looking statements. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a results of new information, future developments or otherwise.

Please note that this is not intended to be a solicitation for proxy. The Sentinel Funds will file a related Proxy Statement/Prospectus with the Securities and Exchange Commission ("SEC"). All shareholders are advised to read the Proxy Statement/Prospectus in its entirety when it becomes available, because it will contain important information regarding the proposed reorganizations and related matters, the person soliciting proxies in connection with the proposals and the interests of these persons in the proposals. The Proxy Statement/Prospectus will be mailed to record date shareholders after it is effective. Shareholders may obtain a free copy of the Proxy Statement/Prospectus and other documents filed with the SEC at the SEC's website at www.sec.gov. In addition to the Proxy Statement/Prospectus, the Synovus Funds and Sentinel Funds file annual, quarterly and special reports and other information with the SEC. You may read and copy such filings at the SEC's Public Reference Rooms at 100 F. Street, N.E., Washington, D.C. 20549 and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279 and in Chicago at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. These SEC filings are also available on the SEC's website at www.sec.gov.

Proxies will be solicited in favor of the proposal by trustees of the trust that includes the Synovus Funds. Any direct or indirect interest of the participants in the solicitation will be described in the Proxy/Statement/Prospectus.